SUPPLEMENT TO THE CURRENTLY EFFECTIVE SUMMARY PROSPECTUS AND PROSPECTUS

Xtrackers USD High Yield Corporate Bond ETF (HYLB)
Effective immediately, the fund’s investment advisor, DBX Advisors LLC (the “Advisor”), has agreed to a fee waiver arrangement for the fund.
The following replaces similar information in the “FEES AND EXPENSES” section in the summary prospectus and the summary section of the statutory prospectus for the fund.
Management fee	0.20
Other Expenses	None
Total annual fund operating expenses	0.20
Fee waiver/expense reimbursement	0.15
Total annual fund operating expenses after fee waiver	0.05
The Advisor has contractually agreed through December 20, 2024 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.05% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
EXAMPLE
This Example is intended to help you compare the cost of investing in the fund with the cost of investing in other funds. The Example assumes that you invest $10,000 in the fund for the time periods indicated and then sell all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year and that the fund's operating expenses (including one year of capped expenses in each period) remain the same. The Example does not take into account brokerage commissions that you may pay on your purchases and sales of shares of the fund. It also does not include the transaction fees on purchases and redemptions of Creation Units (defined herein), because those fees will not be imposed on retail investors. Although your actual costs may be higher or lower, based on these assumptions your costs would be:
1 Year	3 Years	5 Years	10 Years
$5	$49	$97	$240
The following information is added under the “Management Fee” sub-heading in the “WHO MANAGES AND OVERSEES THE FUND” section of the fund’s prospectus.
The Advisor has contractually agreed through December 20, 2024 to waive a portion of its management fees to the extent necessary to prevent the operating expenses (except for interest expense, taxes, brokerage expenses, distribution fees or expenses, litigation expenses and other extraordinary expenses) of the fund from exceeding 0.05% of the fund’s average daily net assets. This agreement may only be terminated by the fund’s Board (and may not be terminated by the Advisor) prior to that time.
Please Retain This Supplement for Future Reference
November 17, 2023
PROSTKR23-103